EXHIBIT 5




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                         CITICORP LIFE INSURANCE COMPANY
  Administrative Offices: 800 Silver Lake Blvd., P.O. Box 7031, Dover, DE 19903
                          Variable Annuity Application
          (Make all checks payable to Citicorp Life Insurance Company)
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1.  Contract             Name    (First)       (Middle)          (Last)          Sex   [ ] Male       Tax ID/Social Security No.
    Owner                                                                              [ ] Female
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                         Street Address                                          Date of Birth        Telephone Number

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                         City                                 State              Zip Code

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2.  Joint Contract       Name    (First)       (Middle)          (Last)          Sex   [ ] Male       Tax ID/Social Security No.
    Owner                                                                              [ ] Female
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    (If any)             Relation to Contract Owner                                 Date of Birth     Telephone Number

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3.  Annuitant            Name    (First)       (Middle)          (Last)          Sex   [ ] Male       Tax ID/Social Security No.
    (If other than Owner)                                                              [ ] Female
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                         Street Address                                          Date of Birth        Telephone Number

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                         City                                 State              Zip Code

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4.  Joint Annuitant      Name    (First)       (Middle)          (Last)          Sex   [ ] Male       Tax ID/Social Security No.
    (If any)                                                                           [ ] Female
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5.  Beneficiaries        Name    (First)       (Middle)          (Last)          Percentage           Relation to Contract Owner
                Primary
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                         Name    (First)       (Middle)          (Last)          Percentage           Relation to Contract Owner
             Contingent
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6.  Plan Type            [ ] Non-Qualified  [ ] Contributory IRA  [ ] IRA Rollover  [ ] IRA Transfer [ ] SEP  [ ] 403(b)  [ ] Other

                         [ ] 1035 Exchange (Complete 1035 Exchange Form)  If IRA, indicate year for which payment is to be applied:
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7.  Other Options        Dollar Cost Averaging: [ ] Yes  [ ] No         Systematic Withdrawal: [ ] Yes  [ ] No
                                                                        Automatic Purchase:    [ ]  Yes [ ] No
                         If any of these options is elected, complete and submit appropriate election form with this application
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8.  Premium Paid         Total Premium Received with Application $
    Indicate in whole %   VARIABLE ANNUITY PORTFOLIOS         FIDELITY VARIABLE INSURANCE        AIM VARIABLE INSURANCE FUNDS,
    the allocation of     1.___% CitiSelect(SM) VIP Folio 200  PRODUCTS FUND II                  INC.
    the initial premium.  2.___% CitiSelect(SM) VIP Folio 300  10.___% Contrafund Portfolio      18.___% Capital Appreciation Fund
    Subsequent payments   3.___% CitiSelect(SM) VIP Folio 400  11.___% Index 500 Portfolio       19.___% Government Securities Fund
    will be allocated in  4.___% CitiSelect(SM) VIP Folio 500  MFS VARIABLE INSURANCE TRUST      20.___% Growth Fund
    the same manner       5.___% Landmark Small Cap Equity     12.___% World Governments Series  21.___% International Equity Fund
    until changed.                 VIP Fund                    13.___% Money Market Series       22.___% Value Fund
    Premiums paid must    FIDELITY VARIABLE INSURANCE          14.___% Bond Series               23.___% Growth and Income Fund
    result in allocation  PRODUCTS FUND                        15.___% Total Return Series       FIXED ACCOUNT
    of a least $100 to    6.___% Growth Portfolio              16.___% Research Series           24.___%
    each fund elected.    7.___% High Income Portfolio         17.___% Emerging Growth Series    __________________________________
                          8.___% Equity Income Portfolio
                          9.___% Overseas Portfolio                                              _______Total (Must equal 100%)

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9.  Remarks
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Have you purchased any other Citicorp Life annuity during the prior 12 months?     [ ] Yes  [ ]  No
Will this annuity change or replace any existing annuity or life insurance policy? [ ] Yes  [ ]  No
(If yes, give Co. name and policy no. in "remarks)"

I (We) declare to the best of my (our) knowledge and belief that all of the answers herein are complete and true. I (We) agree that this Application shall be part of the Contract issued by Citicorp Life Insurance Company. I (We) understand that annuity payments, when based upon the investment experience of a separate account, are variable and are not guaranteed as to fixed dollar amount. I (We) also acknowledge receipt of a current prospectus.


Signed At:_______________________ Date _____________ Signature of Owner: _______________________________

Signature of Annuitant: ____________________________ Signature of Joint Owner: _________________________
                          (If other than Owner)


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                                                             AGENT REPORT

To the best of my knowledge and belief, the annuity being applied for [ ]  does, [ ]  does not change or replace any other annuity or life insurance policy.

Agent's Signature:________________________________ Print Agent's Name: _________________________________

Broker/Dealer Name: ______________________________ Agent Number: _______________________________________

Branch: __________________________________________ Agent License No. (if applicable): __________________

Client Account No: _______________________________ Agent's Phone No: ___________________________________

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63-1804(08-96)